Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of January 31, 2019

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2019, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,993,906 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$515,442,160
Aggregate Outstanding Principal Balance – Treasury Bill	$68,208,633
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.23%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$447,233,526
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.77%
Number of Borrowers	16,159
Average Outstanding Principal Balance Per Borrower	$31,898
Number of Loans	28,279
Average Outstanding Principal Balance Per Loan – Treasury Bill	$31,681
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,118
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	6.14%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	512	5,879,617	1.1
3.51% to 4.00%	1,064	19,451,140	3.8
4.01% to 4.50%	5,344	64,883,707	12.6
4.51% to 5.00%	8,073	118,159,188	22.9
5.01% to 5.50%	1,431	25,972,199	5.0
5.51% to 6.00%	1,274	22,961,615	4.5
6.01% to 6.50%	2,064	37,611,959	7.3
6.51% to 7.00%	3,317	67,511,084	13.1
7.01% to 7.50%	828	17,732,198	3.4
7.51% to 8.00%	1,734	47,137,386	9.1
8.01% to 8.50%	1,964	58,001,031	11.3
Equal to or greater than 8.51%	674	30,141,034	5.8

Total	28,279	$515,442,160	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,554	$7,173,741	1.4%
$ 5,000.00-$ 9,999.99	2,656	19,236,194	3.7
$10,000.00-$14,999.99	1,685	21,037,116	4.1
$15,000.00-$19,999.99	1,580	27,549,229	5.3
$20,000.00-$24,999.99	1,177	26,371,143	5.1
$25,000.00-$29,999.99	1,008	27,706,894	5.4
$30,000.00-$34,999.99	756	24,548,024	4.8
$35,000.00-$39,999.99	687	25,746,052	5.0
$40,000.00-$44,999.99	600	25,474,750	4.9
$45,000.00-$49,999.99	470	22,262,555	4.3
$50,000.00-$54,999.99	390	20,437,965	4.0
$55,000.00-$59,999.99	337	19,331,527	3.8
$60,000.00-$64,999.99	263	16,429,854	3.2
$65,000.00-$69,999.99	211	14,221,832	2.8
$70,000.00-$74,999.99	206	14,980,900	2.9
$75,000.00-$79,999.99	167	12,932,602	2.5
$80,000.00-$84,999.99	152	12,522,144	2.4
$85,000.00-$89,999.99	123	10,757,711	2.1
$90,000.00-$94,999.99	141	13,041,749	2.5
$95,000.00-$99,999.99	97	9,475,640	1.8
$100,000.00 and above	899	144,204,539	28.0

Total	16,159	$515,442,160	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	27,325	$486,741,519	94.4%
31-60 days	396	10,629,141	2.1
61-90 days	118	4,636,472	0.9
91-120 days	100	3,229,880	0.6
121-150 days	59	1,671,117	0.3
151-180 days	52	1,610,057	0.3
181-210 days	48	1,536,028	0.3
Greater than 210 days	181	5,387,945	1.0

Total	28,279	$515,442,160	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	66	$22,210	*
4 to 12	463	409,362	0.1%
13 to 24	707	1,605,080	0.3
25 to 36	946	3,608,378	0.7
37 to 48	3,734	13,179,392	2.6
49 to 60	1,881	9,826,672	1.9
61 to 72	1,316	10,464,147	2.0
73 to 84	1,090	10,860,878	2.1
85 to 96	1,034	11,343,736	2.2
97 to 108	2,925	30,715,247	6.0
109 to 120	1,605	21,487,907	4.2
121 to 132	1,845	38,662,375	7.5
133 to 144	1,473	35,574,252	6.9
145 to 156	1,120	29,558,831	5.7
157 to 168	2,677	62,236,851	12.1
169 to 180	1,310	38,967,685	7.6
181 to 192	835	28,615,191	5.6
193 to 204	665	24,539,883	4.8
205 to 216	508	20,373,658	4.0
217 to 228	520	22,875,537	4.4
229 to 240	377	18,042,046	3.5
241 to 252	278	13,331,848	2.6
253 to 264	198	11,422,372	2.2
265 to 276	133	7,557,910	1.5
277 to 288	101	7,469,596	1.4
289 to 300	135	9,567,539	1.9
301 to 312	186	17,187,616	3.3
313 to 324	34	3,011,700	0.6
325 to 336	21	2,015,568	0.4
337 to 348	22	3,119,262	0.6
349 to 360	54	5,686,971	1.1
361 and above	20	2,102,460	0.4

Total	28,279	$515,442,160	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	756	$19,094,879	3.7%
Forbearance	1,491	44,461,593	8.6
Repayment
First year in repayment	192	11,753,935	2.3
Second year in repayment	167	8,907,279	1.7
Third year in repayment	264	11,401,301	2.2
More than 3 years in repayment	25,409	419,823,172	81.4

Total	28,279	$515,442,160	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 132.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.2	-	204.2
Forbearance	-	3.3	197.5
Repayment	-	-	166.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $19,094,879 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $14,738,082 or approximately 77.2% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	192	$3,909,339	0.8%
Alaska	35	496,537	0.1
Arizona	570	11,032,761	2.1
Arkansas	153	2,721,956	0.5
California	3,222	61,948,250	12.0
Colorado	452	6,969,369	1.4
Connecticut	450	6,747,117	1.3
Delaware	85	1,449,775	0.3
District of Columbia	111	2,118,900	0.4
Florida	1,687	38,046,724	7.4
Georgia	1,037	24,381,298	4.7
Hawaii	57	1,023,266	0.2
Idaho	87	1,698,126	0.3
Illinois	1,279	20,132,375	3.9
Indiana	398	5,376,360	1.0
Iowa	181	3,076,824	0.6
Kansas	450	7,391,495	1.4
Kentucky	170	2,878,260	0.6
Louisiana	788	14,972,362	2.9
Maine	96	2,019,004	0.4
Maryland	825	17,045,018	3.3
Massachusetts	940	12,043,611	2.3
Michigan	686	14,536,607	2.8
Minnesota	500	8,637,614	1.7
Mississippi	259	5,010,609	1.0
Missouri	628	11,367,745	2.2
Montana	43	630,477	0.1
Nebraska	47	778,831	0.2
Nevada	204	4,436,827	0.9
New Hampshire	114	1,861,424	0.4
New Jersey	737	13,561,701	2.6
New Mexico	114	2,715,494	0.5
New York	2,038	35,340,556	6.9
North Carolina	729	12,193,852	2.4
North Dakota	16	309,657	0.1
Ohio	130	2,018,198	0.4
Oklahoma	691	12,254,331	2.4
Oregon	575	9,979,864	1.9
Pennsylvania	918	16,696,997	3.2
Rhode Island	90	1,427,128	0.3
South Carolina	330	6,896,107	1.3
South Dakota	32	396,615	0.1
Tennessee	468	9,207,798	1.8
Texas	2,859	50,066,406	9.7
Utah	107	1,910,876	0.4
Vermont	43	516,621	0.1
Virginia	928	15,089,770	2.9
Washington	967	15,478,045	3.0
West Virginia	128	2,129,740	0.4
Wisconsin	365	7,542,410	1.5
Wyoming	24	202,903	*
Other	244	4,768,231	0.9

Total	28,279	$515,442,160	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,282	$195,184,041	37.9%
Other Repayment Options(1)	11,053	209,621,430	40.7
Income-driven Repayment(2)	2,944	110,636,688	21.5

Total	28,279	$515,442,160	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 270 loans with an aggregate outstanding principal balance of $12,284,873 currently in an interest-only period.  These interest-only loans represent approximately 2.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,002	$222,040,795	43.1%
Unsubsidized	14,277	293,401,365	56.9

Total	28,279	$515,442,160	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	62	$2,034,248	0.4%
October 1, 1993 through June 30, 2006	28,217	513,407,911	99.6
July 1, 2006 and later	0	0	0.0

Total	28,279	$515,442,160	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,505	$18,958,199	3.7%
College Assist	8	202,763	*
Educational Credit Management Corporation	887	17,454,559	3.4
Great Lakes Higher Education Corporation	467	10,441,298	2.0
Illinois Student Assistance Comm	1,205	16,683,269	3.2
Kentucky Higher Educ. Asst. Auth.	97	1,931,668	0.4
Louisiana Office Of Student Financial Asst	299	3,765,408	0.7
Michigan Guaranty Agency	484	7,863,400	1.5
New Jersey Higher Ed Student Assistance Authority	634	8,502,503	1.6
New York State Higher Ed Services Corp	2,815	44,643,325	8.7
Northwest Education Loan Association	2,903	43,586,646	8.5
Oklahoma Guaranteed Stud Loan Prog	726	11,362,299	2.2
Pennsylvania Higher Education Assistance Agency	2,331	39,552,000	7.7
Texas Guaranteed Student Loan Corp	2,460	43,840,822	8.5
United Student Aid Funds, Inc.	11,458	246,654,002	47.9
Total	28,279	$515,442,160	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Ascendium Education Group f/k/a Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million.  Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	0.354%	0.277%	0.251%	0.308%	0.350%

For the past five federal fiscal years, USA Funds’ claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USA Funds’ claims. The actual claims rates are as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	4.74%	4.73%	4.71%	0.60%	0.67%